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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                FORM 8-K/A NO. 2


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: FEBRUARY 3, 1999

                           LAHAINA ACQUISITIONS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



            COLORADO                       0-27480              84-1325695
(STATE OF OTHER JURISDICTION OF       (COMMISSION FILE         (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)             NO.)            IDENTIFICATION NO.)


                                 (770) 754-6140
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In February, 1999, the Registrant reported that Millward and Co. ("Millward"), who had served as principal accountant to audit the financial statements of the Registrant, resigned from its engagement with the Registrant. The Registrant also reported that, following such resignation, the Board of Directors of the Registrant approved the engagement of Bearden & Smith ("Bearden") as the Registrant's principal accountant and replacement for Millward. Prior to such time, Bearden had provided accounting consulting services to the Registrant relating to the preparation of historical financials for a recently acquired subsidiary. Notwithstanding the approval by the Registrant's Board of Directors of the engagement of Bearden as principal accountant, Bearden continued to provide solely accounting consulting services to the Registrant. The role of principal accountant for the Registrant was ultimately filled by Kenneth R. Walters, P.A. ("Walters"), who was initially engaged with approval of the Board of Directors to provide auditing services with respect to fiscal 1998 financial statements of the Registrant in connection with the filing of a registration statement by the Registrant. During 1999, with the approval of the Board of Directors of the Registrant, Walters has continued to act as principal accountant and replacement for Millward. Walters did not prepare or review the financial statements of the Registrant for the quarter ended June 30, 1999.

Millward's report on the Registrant's financial statements for each of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and the subsequent interim period preceding the resignation of Millward, there were no disagreements with Millward on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Millward, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

Millward did not advise the Registrant during the Registrant's two most recent fiscal years or during the subsequent interim period preceding Millward's resignation:

         (a) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

         (b) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

         (c) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (i) materially have impacted the


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                  fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or

         (d) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

Millward was authorized by the Registrant to respond fully to inquiries of Bearden.

During the two most recent fiscal years and during the interim period prior to engaging Walters, neither the Registrant nor anyone on its behalf consulted Walters regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that Walters concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

ITEM 7.  FINANCIAL STATEMENTS TO THE EXHIBITS

(c)      Exhibit Index

         Number   Description

         16.3 Letter from Kenneth R. Walters, P.A. re Change in Certifying Accountant


                            [SIGNATURE PAGE FOLLOWS]


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Lahaina Acquisitions, Inc.
                                            (REGISTRANT)

                                             /s/ L. Scott Demerau
                                            ---------------------------------
September 16, 1999                          Name:  L. Scott Demerau
                                            Title: President


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